Exhibit 10(h)

AMENDMENT NUMBER SEVEN

TO

GRANTOR TRUST AGREEMENT

THIS AGREEMENT, made as of the ninth of May, 1997, by and between THE BANK OF NEW YORK COMPANY, INC., a corporation organized and existing under the laws of the State of New York (hereinafter referred to as the “Company”), and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the New York (hereinafter referred to as the “Trustee”),

W  I  T  N  E  S  S  E  T  H :

WHEREAS, the Company and the Trustee entered into a Grantor Trust Agreement dated as of November 16, 1993 (as amended from time to time, the “Agreement”);

WHEREAS, Article TWELFTH of the Agreement provides that the Company may amend the Agreement; and

WHEREAS, the Company desires to amend the Agreement;

NOW, THEREFORE, the Company and the Trustee agree as follows, effective May 9, 1997:

Exhibit I to the Agreement is amended by deleting Exhibit I in its entirety and substituting therefor Exhibit I in the form attached hereto.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed in their respective names by their duly authorized officers under their corporate seals as of the day and year first above written.

ATTEST:	THE BANK OF NEW YORK COMPANY, INC.

/s/ RUSSELL P. WELLINGER	By:	/s/ DENO D. PAPAGEORGE

Deno D. Papageorge Senior Executive Vice President

ATTEST:	THE CHASE MANHATTAN BANK

/s/ CATHERINE J. PLATT	By:	/s/ GERARD STAFFORD-SMITH

	Name:	Gerard Stafford-Smith
	Title:	Assistant Vice President

Exhibit 10(h)

EXHIBIT I

1.	The Bank of New York Company, Inc. Excess Benefit Plan

2.	The Bank of New York Company, Inc. Supplemental Executive Retirement Plan

3.	Agreements between the Bank of New York Company, Inc. and the following persons:

Individual	Date of Agreement
Alan R. Griffith	October 11, 1994
Joseph A. Grimaldi	April 11, 1995
Gerald L. Hassell	April 11, 1995
Newton P.S. Merrill	October 11, 1994
Donald R. Monks	January 14, 1997
Robert J. Mueller	October 11, 1994
Richard A. Pace	October 11, 1994
Thomas A. Renyi	October 11, 1994